UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 4, 2007


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                 --------------
                 (State or other jurisdiction of incorporation)



          1-14244                                   84-1214736
--------------------------------------------------------------------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

             GLAS-AIRE INDUSTRIES GROUP LTD., 145 TYEE DRIVE, #1641
                         POINT ROBERTS, WASHINGTON 98281
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS.................................................................1

SECTION 2.   FINANCIAL INFORMATION................................................................................1

SECTION 3.   SECURITIES AND TRADING MARKETS.......................................................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS.......................................................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT..................................................................1

         Item 5.02    Departure of Directors or Principal Officers; Election of
                      Directors; Appointment of Principal Officers................................................1

SECTION 6.   ASSET BACKED SECURITIES..............................................................................1

SECTION 7.   REGULATION FD........................................................................................2

SECTION 8.   OTHER EVENTS.........................................................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS....................................................................2

SIGNATURES........................................................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Not Applicable.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Environmental Service Professionals, Inc. ("ESP") appointed Leroy Moyer to fill a vacancy on its Board of Directors on April 4, 2007. Mr. Leroy Moyer was also appointed to service as chairman of ESP's Audit Committee on April 4, 2007. The following paragraph summarizes the background and qualifications of ESP's new director:

         LEROY MOYER, age 62, has been a Director of ESP since April 4, 2007. Mr. Moyer is a Certified Public Accountant and currently is the Director of Business Development for Dimensional Insight, a leading edge business intelligence and corporate performance management company that delivers software and services that help companies drive, monitor and understand corporate performance. Mr. Moyer began his career with Deloitte, Haskins & Sells (subsequently Deloitte and hereinafter referred to as "Deloitte") where he was responsible for multiple clients who ranged from recently funded start-up companies to multinational Global 1000 corporations. In 1980 he was elected a Partner of Deloitte. His career with Deloitte included over 22 years serving the unique and complex needs of emerging technology businesses, international experience in Deloitte's Paris office and Deloitte's New York executive office where he provided expert technical advice on Securities and Exchange Commission ("SEC") matters, mergers and acquisitions. In Mr. Moyer's SEC department role, he worked extensively with Deloitte clients, underwriters and investment bankers on significant reporting, filing and disclosure matters. Mr. Moyer has also served as a Vice President of Finance, as well as Chief Financial Officer of both private and public companies focused on high technology, telecommunications, software, hardware, and manufacturing. Mr. Moyer has been both an inside and independent member of various Boards of Directors, and has experience in information technology systems, contracts, treasury, legal, tax, risk management, pricing and sales and strategic planning.


SECTION 6.  ASSET BACKED SECURITIES

         Not Applicable.

SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                       ---------------------------------
                                  (Registrant)

Date:  April 6, 2007


                   \s\ Edward Torres, Chief Executive Officer
                   ------------------------------------------
                     Edward Torres, Chief Executive Officer











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